                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):        Commission File Number:
JUNE 14, 2001                                                            1-12358



                            COLONIAL PROPERTIES TRUST
             (Exact name of registrant as specified in its charter)



          ALABAMA                                                59-7007599
(State or other jurisdiction                                   (IRS Employer
     of incorporation)                                    Identification Number)



        2101 SIXTH AVENUE NORTH
               SUITE 750
          BIRMINGHAM, ALABAMA                                           35202
(Address of principal executive offices)                              (Zip Code)


               Registrant's telephone number, including area code:
                                 (205) 250-8700


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)



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                            COLONIAL PROPERTIES TRUST

ITEM 5        -   OTHER EVENTS

Attached as Exhibits to this form are the documents listed below:

      Exhibit           Document
      -------           --------
         1              Terms Agreement dated June 14, 2001, and the
                        Underwriting Agreement dated June 14, 2001, by and among
                        Colonial Properties Trust, Colonial Realty Limited
                        Partnership and Merrill Lynch & Co., Merrill Lynch,
                        Pierce, Fenner & Smith Incorporated and Legg Mason
                        Wood Walker, Incorporated.

         3 Declaration of Trust of the Company as amended on June 19, 2001.

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

        5.2             Opinion of Sirote & Permutt, P.C., regarding Alabama law




                                       2

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                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     COLONIAL PROPERTIES TRUST


Date:  June 19, 2001                 By:  /s/ HOWARD B. NELSON
                                         ---------------------------------------
                                          Howard B. Nelson
                                          Chief Financial Officer and
                                          Secretary




                                       3
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                                  EXHIBIT INDEX

     Exhibit         Description                                           Page
     -------         -----------                                           ----
         1           Terms Agreement dated June 14, 2001, and the
                     Underwriting Agreement dated June 14, 2001, by
                     and among Colonial Properties Trust, Colonial
                     Realty Limited Partnership and Merrill Lynch &
                     Co., Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated and Legg Mason Wood Walker,
                     Incorporated.

         3 Declaration of Trust of the Company as amended on June 19, 2001.

        5.1 Opinion of Hogan & Hartson L.L.P. regarding the legality of the Shares

        5.2 Opinion of Sirote & Permutt, P.C. as to Alabama law
